[letterhead]



            CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report for the calendar year ended December 31, 2001, dated May 14, 2002, in the Form S-8 for Versatech, Inc.


/s/  CHISHOLM & ASSOCIATES
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Chisholm & Associates
North Salt Lake, Utah
April 11, 2003